Exhibit 23.1(a)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



     We consent to the use in this Registration Statement on Form SB-2 of our report dated April 12, 2006, relating to the financial statements of Navstar Media Holdings, Inc. and subsidiaries and to the reference to our Firm under the caption "Experts" in the Prospectus


                                 /s/ Moore Stephens Wurth Frazer and Torbet, LLP
                                 -----------------------------------------------
                                 Moore Stephens Wurth Frazer and Torbet, LLP




January 29, 2007




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